EXHIBIT 10.60

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 16th day of December, 1998 between Tel-Save.com, Inc., a Delaware corporation (the "Company"), and Michael Ferzacca ("Employee").

     WHEREAS, Company desires to employ Employee and Employee desires to be employed by Company; and

     WHEREAS, Company and Employee desire to enter into this Agreement that sets forth the terms and conditions of said employment.

     NOW THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. Employment. Company agrees to employ Employee, and Employee accepts such employment and agrees to serve Company, on the terms and conditions set forth herein. Except as otherwise specifically provided herein, Employee's employment shall be subject to the employment policies and practices of Company in effect from time to time during the term of Employee's employment hereunder (including, without limitation, its practices as to tax reporting and withholding).

     2. Term of Agreement. The term of Employee's employment hereunder shall commence on December 28, 1998 (the "Commencement Date") and shall continue in effect for a period of three years thereafter, except as hereinafter provided (the "Term"). Notwithstanding the foregoing, Employee shall not assume the Positions (as defined in Section 3.1 hereof) until January 4, 1998. For purposes of this Section 2, Employee shall be deemed to have commenced employment hereunder in accordance with his obligations under this Agreement if an Employment Presentment (as defined below) takes place. For purposes of this Agreement, an "Employee Presentment" shall be deemed to have occurred if Employee does present himself at the offices of Company in New Hope, Pennsylvania (or such other location as Employee may be directed by the Gabriel Battista) prepared to commence performing his duties hereunder on or before December 31, 1998.

     3. Positions and Duties.

     3.1 Officer Positions. Except as may otherwise be agreed upon between Company and Employee, Employee shall perform such duties and have such responsibilities as Executive Vice President, Sales and such other duties and responsibilities consistent with the foregoing duties and responsibilities as may be reasonably assigned or delegated to him from time to time by Company's Chief Executive Officer or Company's Board of Directors (the "Board"), including, without limitation, service as an employee, officer or director of affiliates (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the "Act")) (hereinafter, "Affiliates") of Company, without additional compensation. References in this Agreement to Employee's employment with Company shall be deemed to refer to employment with Company and/or, as the case may be, an Affiliate, as the context requires. Employee shall perform his duties and responsibilities to the best of his abilities hereunder in a diligent, trustworthy, businesslike and efficient manner. Employee shall devote substantially all of his working time and efforts to the business and affairs of Company; provided, however, that nothing in this Agreement shall preclude Employee from (a) engaging in charitable activities and community affairs, and
(b) managing his personal investments and affairs (subject to the limitations in Section 10 hereof.

     4. Compensation and Related Matters.

     4.1 Base Salary. During the Term, Company shall pay to Employee a base salary ("Base Salary") at the rate of Three Hundred Thousand Dollars ($300,000) per year, which Base Salary shall be paid to Employee in accordance with Company's usual and customary payroll practices.

     4.2  Benefit  Plans  and  Arrangements.   Employee  shall  be  entitled  to
participate in and to receive benefits under Company's employee benefit plans and arrangements (including, but not limited to, bonus plans) as are made available to the Company's senior executive officers during the Term, which employee benefit plans and arrangements may be altered from time to time at the discretion of the Board (the "Benefits"). Annual bonuses to Employee may be up to one hundred percent (100%) of Base Salary. Notwithstanding the foregoing, Employee acknowledges and agrees that bonuses, annual or otherwise, are performance based and discretionary with the Board of Directors or a Committee thereof.

     4.3 Perquisites. During the Term, Employee shall be entitled to receive fringe benefits as are made available to Company's senior executive officers.

     4.4 Expenses. Company shall promptly reimburse Employee for all out-of-pocket expenses related to Company's business that are actually paid or incurred by him in the performance of his services under this Agreement and that are incurred, reported and documented in accordance with Company's policies. In addition, during the Term, Company will provide Employee with an automobile, as Company shall determine, and Company shall keep such automobile fully insured in accordance with Company's practices for similarly situated employees.

     4.5 Stock Options.

          (a) Grant of Options. Effective on the date hereof, Employee shall be granted an award of 130,000 shares of Common Stock ("Award") and an option to purchase 350,000 shares of the Common Stock (the "Option") in accordance with the stock option agreement to be mutually agreed to, and executed by, Company and Employee prior to the Commencement Date, which stock option agreement shall be in


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



substantially in the form thereof attached hereto as Exhibit A upon execution of the option. The Option shall have an exercise price equal to $8 9/16, which is equal to the fair market value (as defined below) of the Common Stock on the date hereof. The Option expires on the tenth anniversary of the date hereof and shall vest and become exercisable, subject to accelerated vesting in the event of a Change in Control (defined as provided below) of Company in installments, as follows: (i) options with respect to 116,666 shares of Common Stock shall vest and become exercisable on the first anniversary of the date hereof, (ii) options with respect to 116,666 shares of Common Stock shall vest and become exercisable on the second anniversary of the date hereof and (iii) options with respect to 116,668 shares of Common Stock shall vest and become exercisable on the third anniversary of the date hereof. In the event of a Change in Control of Company, all of the options issued under the Option which are not then vested and exercisable shall immediately become vested and exercisable. The fair market value of Common Stock for purposes of this Agreement shall mean the last reported sale price of a share of the Common Stock on the Nasdaq National Market System preceding the date in question or if no sale took place on such day, such last reported sale price on the then next preceding date on which such sale took place. The Company agrees to make a loan or an advance ("Loan") to Employee sufficient to enable Employee to pay or satisfy withholding and tax obligations associated with the grant of the Award. The Loan shall be made to Employee pursuant to a Promissory Note the form of which is attached hereto as Exhibit A. Notwithstanding the foregoing, the Option and Award shall be forfeited by Employee if an Employment Presentment does not take place on or before December 31, 1998. For the purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if:

               (i) any Person (as defined in Section 3(a)(9) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act; provided, that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the 60 day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below) representing 50% or more of the combined voting power of the Company's, or such subsidiary's, as the case may be, then outstanding securities;

               (ii) during  any  period  of two  years,  individuals  who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii), or (iv) of this


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



                    Section 2(a)) whose election by the Board or nomination for election by stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, association or other entity other than the Board, cease for any reason to constitute at least a majority of the Board of either or the Company or a Significant Subsidiary;

               (iii)the  consummation  of  a  merger  or  consolidation  of  the
                    Company or any subsidiary of the Company owning directly or indirectly all or substantially all of the consolidated assets of the Company ( a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

               (iv) the  shareholders of the Company approve a plan or agreement for the sale or disposition of fifty percent (50%) or more of the consolidated assets of the Company in which case the Board shall determine the effective date of the Change of Control resulting therefrom;

               (v) any other event occurs which the Board determines, in its discretion, would materially alter, the structure of the Company or its ownership; and

               (vi) a person other than Gabriel Battista is elected by the Board of Directors to serve as the Company's principal executive officer.

          (b) Registration Statement. Company will file with the Securities and Exchange Commission and any applicable state securities regulatory authorities a Registration Statement on the applicable form to register the resale of the Award and Form S-8 (or if unavailable, a registration statement on Form S-3) to register the shares



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



issuable upon exercise of the Option under the Act and any applicable state securities or "Blue Sky" laws as soon as practicable after the date hereof. Notwithstanding the foregoing, Company shall be entitled to postpone for a reasonable period of time the filing or the effectiveness of such registration statement if the Board shall determine in good faith that such filing or effectiveness would be materially detrimental to the Company's business interests.

     4.6 Signing Bonus. In consideration of Employee's agreement to become employed by Company, Company shall pay Employee Two Hundred Thousand Dollars ($200,000) (the "Signing Bonus") by means of a wire transfer on earlier of the Commencement Date, upon Employee's commencement of employment with Company as herein provided and the date and time in which this contract is executed.

     5. Termination. The Term of Employee's employment hereunder may be terminated under the following circumstances:

     5.1 Death. The Term of Employee's employment hereunder shall terminate upon his death.

     5.2 Disability. If Employee becomes physically or mentally disabled during the term hereof so that he is unable to perform services required of him pursuant to this Agreement for an aggregate of six (6) months in any twelve (12) month period (a `Disability"), Company, at its option, may terminate Employee's employment hereunder.

     5.3 Cause. Upon written notice, Company may terminate Employee's employment hereunder for Cause (as defined below). For purposes of this Agreement, Company shall have "Cause" to terminate Employee's employment hereunder upon (a) a material breach by Employee of any material provision of this Agreement, (b) willful misconduct by Employee in connection with misappropriating any funds or property of Company, (c) attempting to obtain any personal profit from any transaction in which Employee has an interest that is adverse to the interests of Company without prior written disclosure thereof to the Board or (d) Employee's gross neglect in the performance of the duties required to be performed by Employee under this Agreement.

     5.4 By Employee. Employee may terminate his employment hereunder:

     (a) Upon sixty (60) days' prior written notice to Company, provided that, upon the giving of such notice by Employee, Company may establish an earlier date for such termination under this Section 5.4 (a).

     (b) For Good Reason (as defined below) immediately and with notice to Company. "Good Reason" for termination by Employee shall include, but is not limited to, the following:


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



          (i) Material breach of any provision of this Agreement by Company, which breach shall not have been cured by Company within thirty
               (30) days of receipt of written notice of said material breach;

          (ii) Failure   by  Company  to   maintain   Employee   in  a  position
               commensurate   with  that  referred  to  in  Section  3  of  this
               Agreement; or

          (iii)The assignment to Employee of any duties inconsistent with Employee's position, authority, duties or responsibilities as contemplated by Section 3 hereof or any other action by Company that results in a diminution of such position, authority, duties or responsibilities.

     5.5 Without Cause. Company may otherwise terminate the Term of Employee's employment at any time upon written notice to Employee.

     6. Compensation In the Event of Termination. In the event that Employee's employment hereunder terminates prior to the end of the Term, Company shall make payments to Employee as set forth below:

     6.1 By Employee for Good Reason; By Company Without Cause. In the event that Employee's employment hereunder is terminated by Company without Cause or by Employee for Good Reason, then the Company shall (a) pay to Employee all amounts due to Employee pursuant to any bonus that was due to Employee as of the date of such termination, pursuant to the terms of such bonus (a "Due Bonus"),
(b) continue to pay to Employee the Base Salary and Benefits to which Employee would be entitled hereunder in the manner provided for herein for the period of time ending on the earlier of the date when the Term would otherwise have expired in accordance with Section 2 hereof and the second anniversary of the date of such termination, (c) reimburse Employee for expenses that may have been incurred, but which have not been paid as of the date of termination, subject to the requirements of Section 4.4 hereof and (d) one hundred percent (100%) of the outstanding stock options granted to the Employee that are unvested shall immediately vest and become exercisable.

     6.2 By Company for Cause; By Employee Without Good Reason. In the event that Company shall terminate Employee's employment hereunder for Cause pursuant to Section 5.3 hereof or Employee shall terminate his employment hereunder without Good Reason, all compensation and Benefits, as specified in Section 4 of this Agreement, theretofore payable or provided to Employee shall cease to be payable or provided, except for any Due Bonus and any Benefits that may have been due and payable but that have not been paid as of the date of termination and reimbursement of expenses that may have been incurred, but which have not been paid as of the date of termination, subject to the requirements of Section
4.4 hereof.


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



     6.3 Death. In the event of Employee's death, Company shall not be obligated to pay Employee or his estate or beneficiaries any compensation except for (a) any Due Bonus or any Benefits that may have been earned and are due and payable as of the date of death, but which have not been paid as of such date, (b) reimbursement of expenses that may have been incurred, but which have not been paid as of the date of death, subject to the requirements of Section 4.4 hereof, and (c) all outstanding stock options granted to Employee that are unvested shall immediately vest and become exercisable and Employee's estate or beneficiaries, as the case may be, shall have the right to exercise any of such stock options during the period commencing on the date of death and ending on the second anniversary of the date of such termination or for the remainder of the period set forth in the option agreement applicable to the option in question (the "Exercise Period'), if less.

     6.4 Disability. In the event of Employee's Disability, Company shall not be obligated to pay Employee or his estate or beneficiaries any additional compensation except for: (a) any Due Bonus and Benefits that may have been earned and are due and payable as of the date of such Disability, but which have not been paid as of such date, and (b) reimbursement for expenses that may have been incurred but which have not been paid as of the date of Disability, subject to the requirements of Section 4.4 hereof. Upon termination due to Disability, fifty percent (50%) of the outstanding stock options granted to Employee that are unvested shall immediately vest and become exercisable and Employee or his estate or beneficiaries, as the case may be, shall have the right to exercise any of such stock options during the period commencing on the date of Disability and ending on the second anniversary of the date of the Disability or for the remainder of Exercise Period, if less.

     6.5 No  Mitigation.  In the event of any  termination  of employment  under
Section 5 hereof, Employee shall be under no obligation to seek other employment; provided; however, that to the extent that Employee does obtain other employment subsequent to the termination of Employee's employment hereunder, the obligations of Company to pay Benefits under this Agreement from and after the date of commencement of such other employment shall terminate.

     7. Unauthorized Disclosure. Employee shall not, without the prior written consent of Company, disclose or use in any way, either during Employee's employment with Company or thereafter, except as required in the course of such employment, any confidential business or technical information or trade secret acquired in the course of such employment, whether or not conceived of or prepared by him, which is related to any service or business of Company or any Affiliate; provided, however, that the foregoing shall not apply to (a) information that is not unique to the Company or that is generally known to the industry or the public other than as a result of Employee's breach of this covenant, (b) information known to Employee other than from information provided by Company or (c) information that Employee is required to disclose to, or by, any governmental or judicial authority; provided, however, if Employee should be required in the course of judicial or other governmental proceedings to disclose any information, Employee shall give Company prompt written notice thereof so that



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



Company may seek an appropriate protective order and/or waive in writing compliance with the confidentiality provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver by Company, Employee is compelled to disclose information to, or pursuant to the requirements of, a court or other governmental authority, Employee may disclose such information to such court or other governmental authority without liability to any other party hereto.

     8. Tangible Items. All files, records, documents, manuals, books, forms, reports, memoranda, studies, data, calculations, recordings and correspondence, in whatever form they may exist, and all copies, abstracts and summaries of the foregoing and all physical items related to the business of Company and its affiliates, other than merely personal items, whether of a public nature or not, and whether prepared by Employee or not, and which are received by Employee from, or on behalf of Company or an Affiliate in the course of his employment hereunder are and shall remain the exclusive property of Company and any such Affiliate and shall not be removed from the premises of the Company or such Affiliate, as the case may be, except as required in the course of Employee's employment hereunder, without the prior written consent of the Company's Chief Executive Officer or the Board, and the same shall be promptly returned by Employee upon the termination of Employee's employment with Company or at any time prior thereto upon the request of the Company's Chief Executive Officer or the Board.

     9. Inventions and Patents. Employee agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information that relates to Company's actual or anticipated business, research and development or existing or future products or services and that are conceived, developed or made by or at the direction of Employee while Employee is employed by Company will be owned by Company.
Employee also agrees to promptly perform, at the expense of Company, all reasonable actions (whether before, during or after the Term) necessary to establish and confirm such ownership.

     10. Certain Restrictive Covenants. During the Term, and for a period ending six (6) months after the earlier of Employee's termination of employment hereunder and the end of the Term for which the Employee is being compensated at an annual rate equal to the Base Salary, Employee agrees that he will not act, either directly or indirectly, as a partner, officer, director, substantial stockholder (an equity interest of 5% or more) or employee of, or render advisory or other services for, or in connection with, or become interested in, or make any substantial financial investment in any firm, corporation, business entity or business enterprise that competes with the business of Company (each, a "Competitor"), except with the express written consent of the Board. Employee further agrees that in the event of the termination of his employment under
Section 5 hereof, for a period of twelve (12) months thereafter, he will not, directly or indirectly, employ, offer to employ, or actively interfere with the relationship of Company or an Affiliate with, any employee of Company or any employee of any Affiliate.



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



     11. Employee Representations and Covenants. Employee hereby represents, warrants and covenants to Company that (a) the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, breach, violate or cause a default under any employment, non-competition or confidentiality contract or agreement, instrument; order, judgment or decree to which Employee is a party or by which he is bound; (b) Employee, in performing this Agreement and the duties of Employee's employment with Company, will not disclose or utilize any trade secrets of a former employer, unless Employee has first obtained express written authorization from any such former employer for their disclosure or use; (c) Employee has not brought, and will not bring to Company, any documents, records, information or other materials of a former employer that are not generally available to the public, unless Employee has first obtained express written authorization from any such former employer for their possession and use; and (d) upon the execution and delivery of this Agreement by Company, this Agreement shall be the valid and binding obligation of Employee, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally.

     12. Company Representations. Company represents and warrants (a) that it is duly authorized and empowered to enter into this Agreement, (b) the execution, delivery and performance of this Agreement by Company does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Company is a party or by which it is bound, and (c) upon the execution and delivery of this Agreement by Employee, this Agreement shall be the valid and binding obligation of Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditor generally.

     13. Indemnification. Prior to the Commencement Date, Company and Employee shall enter into an indemnification agreement in a form mutually acceptable to Company and Employee and containing terms no less favorable to Employee than those contained in any indemnification or similar agreement currently in effect between Company and any of its officers.

     14. Remedies. Employee acknowledges that the restrictions and agreements contained in this Agreement are reasonable and necessary to protect the legitimate interests of Company, and that any violation of this Agreement will cause substantial and irreparable injury to Company that would not be quantifiable and for which no adequate remedy would exist at law and agrees that injunctive relief, in addition to all other remedies, shall be available therefor.

     15. Effect of Agreement on Other Benefits. Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to preclude, prohibit or restrict Employee's participation in any other employee benefit plan or other plans or programs provided to officers, directors or employees of Company.


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



     16. Rights of Employee's Estate. If Employee dies prior to the payment of all amounts due and owing to him under the terms of this Agreement, such amounts shall be paid to such beneficiary or beneficiaries as Employee may have last designated in writing filed with the Secretary of Company or, if Employee has made no beneficiary designation, to Employee's estate. Such designated beneficiary or the executor of Employee's estate, as the case may be, may exercise all of Employee's rights hereunder. If any beneficiary designated by Employee shall predecease Employee, the designation of such beneficiary shall be deemed revoked, and any amounts which would have been payable to such beneficiary shall be paid to Employee's estate. If any designated beneficiary survives Employee, but dies before payment of all amounts due hereunder, such payments shall, unless Employee has designated otherwise, be made to such beneficiary's estate. In the event of Employee's death or judicial determination of his incompetence, reference in this Agreement to Employee shall be deemed where appropriate, to refer to his beneficiary, estate or other legal representative.

     17. Severability. It is the intent and understanding of the parties hereto that if, in any action before any court or other tribunal of competent jurisdiction legally empowered to enforce this Agreement, any term, restriction, covenant, or promise is held to be unenforceable as a result of being unreasonable or for any other reason, then such term, restriction, covenant, or promise shall not thereby be terminated, but, that it shall be deemed modified to the extent necessary to make it enforceable by such court or other tribunal and, if it cannot be so modified, that it shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable, and this agreement shall be deemed to be in full force and effect as so modified and such modification or amendment in any event shall apply only with respect to the operation of this Agreement in the particular jurisdiction in which such adjudication is made.

     18. Notices. Any notices or demands given in connection herewith shall be in writing and deemed given when (a) personally delivered, (b) sent by facsimile transmission to a number provided in writing by the addressee and a confirmation of the transmission is received by the sender or (c) two (2) days after being deposited for delivery with a recognized overnight courier, such as Federal Express, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may in writing designate:

         If to Employee:   Michael Ferzacca
                           13561 Stoneband Lane
                           Gaithersburg, MD  20878
                           Fax No.:  (301) 947-8349

         If to Company:    Tel-Save.com, Inc.
                           6805 Route 202
                           New Hope, Pennsylvania 18938
                           Attn: President
                           Fax No.:  (215) 862-1515

Either party may change its address for notices by written notice to the other party in accordance with this Section 17.

     19. Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing executed by Employee and Company. No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     20.   Governing  Law.  The  validity,   interpretation,   construction  and
performance of this Agreement shall be governed by the laws of Pennsylvania relating to contracts made and to be performed entirely therein.

     21. Headings. The headings in this Agreement are inserted for convenience only and shall have no significance in the interpretation of this Agreement.

     22.  Successors.  Company  may not assign any of its rights or  obligations under this Agreement hereunder. Employee may assign his rights, but not his obligations, hereunder and all of Employee's rights hereunder shall inure to the benefit of his estate, personal representatives, designees or other legal representatives. All of the rights of Company hereunder shall inure to the benefit of, and be enforceable by the successors of Company. Any person, firm or corporation succeeding to the business of Company by merger, purchase, consolidation or otherwise shall be deemed to have assumed the obligations of Company hereunder; provided, however, that Company shall, notwithstanding such assumption by a successor, remain primarily liable and responsible for the fulfillment of its obligations under this Agreement.

     23.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     24. Certain Words. As used in this Agreement, the words "herein," "hereunder," "hereof" and similar words shall be deemed to refer to this Agreement in its entirety, and not to any particular provision of this Agreement unless the context clearly requires otherwise.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first written above.


Tel-Save.com, Inc.



By:
   -------------------------------------
      Name:
      Title:



----------------------------------------
Michael Ferzacca

                                                                       EXHIBIT A

                                 PROMISSORY NOTE

$______                                                   New Hope, Pennsylvania
                                                          December __, 1998


     1. FOR VALUE RECEIVED, Michael Ferzacca (hereinafter referred to as "Maker"), residing at 13561 Stoneband Lane, Gaithersburg, MD 20878, hereby promises to pay to Tel-Save.com, Inc. (hereinafter referred to as "Payee"), at its offices at 6805 Route 202, New Hope, Pennsylvania 18938, or at such other place as the holder hereof may from time to time designate in writing, or to order, the principal sum of ___________ AND 00/100 DOLLARS ($________) (or such lesser amount thereof as has been disbursed by Payee to Maker hereunder, as evidenced on the books and records of Payee), which, together with interest as hereinafter provided, shall be payable as follows:

          (a) A payment of interest on the principal sum of this Promissory Note outstanding from time to time, at the Interest Rate, from the date hereof, to and including the date that all principal amounts outstanding hereunder shall be repaid in full, on the ____ day of each month after the date of this Promissory Note or otherwise on the date that all principal amounts outstanding hereunder shall be due and payable.

          (b) On the earlier of December __, 1999 or the date that the shares held by Maker are sold (the "Maturity Date") the entire unpaid principal balance of this Promissory Note, together with all accrued fees and interest at the Interest Rate, shall become immediately due and payable after demand by the Payee.

          For purposes of this Promissory Note the term "Interest Rate" shall mean the rate of interest to be paid by Maker on any principal amount outstanding under this Promissory Note and shall be a rate per annum equal to the prime rate reported in the Money Rates column or section of The Wall Street Journal, as the rate in effect for corporate loans at large United States money center commercial banks with respect to the date (or nearest practicable date) of the first advance made under this Promissory Note.

     2. (a) Notwithstanding any other provision of this Promissory Note, all payments made hereunder, including all amounts received by Payee pursuant to the exercise of its security interests granted hereby, shall be applied first to sums payable hereunder other than interest and principal, secondly, to payment of interest on the principal balance outstanding hereunder from time to time, and the balance, if any, to principal.

          (b) The interest payable on this Promissory Note will be computed on the basis of a 360 day year for the actual number of elapsed days, in each case including the date of any advance by Payee to Maker and the date of any payment. Principal, interest and all other sums payable under this Promissory Note shall be paid in lawful money of the United States in immediately available funds, free and clear of, and without deduction or offset for, any present or future taxes, levies, imposts, charges, withholdings, or liabilities with respect thereto, or any other defenses, offsets, set-offs, claims, counterclaims, credits or deductions of any kind.

          (c) This Promissory Note may be prepaid in whole or in part, at any time before it becomes due, without penalty or premium. Any prepayment shall be applied first to any late charges or sums payable hereunder other than interest and principal, and then to accrued interest, and then to principal.

     3. (a) It is hereby expressly agreed that the entire unpaid principal balance of this Promissory Note, together with interest and all other sums payable to the holder hereof, shall immediately become due and payable at the option of Payee in the event that (i) Maker shall default in making any payment hereunder when due, and such default continues for fifteen (15) days; (ii) Maker fails to observe or perform any other term, covenant, undertaking or agreement contained in this Promissory Note or Maker's Employment Agreement with Payee, and such failure or default continues unremedied for a period of ten (10) days after written notice thereof has been given to Maker by Payee specifying such failure and requiring it to be remedied; or (iii) Maker shall, or shall permit another to, sell, assign, lease, convey, mortgage, pledge, encumber, or in any manner whatsoever transfer all or part of the Collateral (as herein after defined), or any interest therein, whether by operation of law or otherwise, except as permitted herein.

          (b) In addition, in any such event specified in subparagraph (a) of this paragraph 3, Payee shall have and may exercise all rights and remedies provided in this Promissory Note, in law or in equity. The Payee's failure to accelerate for any cause shall not be deemed a waiver nor shall it prevent Payee from doing so for a later or another cause.

     4. As collateral security for the payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts owing to Payee from time to time under this Promissory Note (collectively, the "Secured Obligations"), Maker does hereby grant to Payee a security interest in all of Maker's right, title and interest in those certain shares of common stock of Tel-Save.com, Inc. owned by Maker ("Stock") and all proceeds and products of, and the proceeds of any insurance covering, the foregoing property, including, without limitation, the stock of the Payee issuable upon exercise of the aforementioned stock options and any cash or other proceeds paid upon the sale or other disposition of such stock.

     5. This Promissory Note shall constitute a security agreement between Maker and Payee for purposes of the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania. In addition, at Maker's expense, Maker shall execute and deliver to Payee, at such times and in such places as may be required or permitted by applicable law, such UCC-1 Financing Statements, and any other document or instrument reasonably required by Payee, and shall take such other actions as are reasonably required by Payee, to better assure, convey, assign, transfer and confirm unto Payee the property and rights hereby or hereafter conveyed or assigned, and create preserve and perfect the security interests granted herein, or to enable Payee to exercise its rights and remedies with respect thereto. Further to the foregoing, Maker hereby expressly authorizes Payee to retain possession of any stock issued by Payee pursuant to paragraph 4.

     6. Payee shall have all the rights with respect to the Collateral of a secured creditor under the laws of the Commonwealth of Pennsylvania. Such rights shall be in addition to, but not in limitation of, the other rights afforded to Lender by this Promissory Note, any document described herein, or at law or in equity.

     7. When the Secured Obligations have been paid in full, the security interest granted by this Promissory Note shall terminate and be released, and any Collateral then in the possession or control of Payee shall be returned or relinquished. Payee shall execute and deliver to the Maker upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by Maker to effect the termination and release of the security interest in the Collateral.

     8. If this Promissory Note is declared by Payee, or otherwise becomes, immediately due and payable prior to the Maturity Date in accordance with the terms of this Promissory Note, or is not paid in full on the Maturity Date, Maker agrees that interest hereunder shall be calculated at a rate equal to the Interest Rate plus one percent (1%) per annum from the date of said default or defaults, until the date of payment, provided that in no event shall such interest rate exceed the maximum interest rate which Maker may pay by law.

     9. If any payment under this Promissory Note is not made when due (beyond any applicable grace period), Maker agrees to pay all reasonable out-of-pocket costs, fees, charges and expenses of collection by Payee, including, without limitation, attorneys' fees and disbursements (which costs shall be added to the amount due under this Promissory Note and shall be receivable therewith). Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Promissory Note on the part of Maker to be observed or performed.

     10. No extension of time for payment of this Promissory Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Promissory Note made by agreement between Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Promissory Note. Maker and any endorsers and guarantors hereof, and all others who may become liable for all or any part of this obligation, consent to any number of renewals or extensions of time for payment hereof.

     11. Payee shall not be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Payee by this Promissory Note shall be cumulative and none shall be exclusive, and such remedies may be exercised concurrently or consecutively at Payee's option.

     12. Maker agrees during the period of time that this Note is outstanding that Maker will not purchase or own any securities of any company except for the Stock and shares of common stock of Tel-Save.com, Inc. In addition, Maker acknowledges that this Promissory Note and Maker's obligations hereunder are and shall at all times continue to be absolute and unconditional in all respects. This Promissory Note sets forth the entire agreement and understanding of Payee and Maker with respect to the subject matter hereof. MAKER ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO ASSERT ANY DEFENSE, SETOFF, COUNTERCLAIM OR CROSSCLAIM OF ANY NATURE OR KIND WHATSOEVER (EXCEPT MANDATORY COUNTERCLAIMS AND THE DEFENSES OF PAYMENT AND ACTUAL PERFORMANCE) WITH RESPECT TO THIS PROMISSORY NOTE OR THE OBLIGATIONS OF MAKER HEREUNDER.

     13. All notices hereunder shall be in writing and shall be sufficiently given for all purposes when delivered personally or sent by ordinary mail, to any party hereto at its address on the first page hereof or at such other address of which it shall have notified the party giving such notice in writing in accordance with the foregoing requirements. Any such notice shall be deemed effective upon the fifth (5th) day following the date it is mailed.

     14. This Promissory Note and the rights of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. If any provision hereof is held to be illegal, invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the holder hereof in order to effectuate the provisions hereof; and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such
provisions   in  any  other   jurisdiction,   including  the   Commonwealth   of
Pennsylvania.

     15. Notwithstanding anything to the contrary contained in this Promissory Note, in no event shall the total of all charges payable hereunder that are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged by applicable law. Should Payee receive any payment that is or would be in excess of that permitted to be charged under such applicable law, then such payment shall be deemed to have been made in error and shall automatically be applied to reduce the principal sum outstanding under this Promissory Note.

     16. This Promissory Note may not be changed, altered, modified or terminated in any way except by a written instrument duly executed by the holder hereof.

     17. The rights of Maker to receive advances under this Promissory Note shall not be assignable, whether by operation of law or otherwise, and does not create or confer, and shall not be deemed to create or confer, any beneficial rights or interests in favor of third parties, including, without limitation, any right to obtain the proceeds in respect of an advance made hereunder.





                                                --------------------------------
                                                Michael Ferzacca

COMMONWEALTH OF   _________________)
                            : ss.:
COUNTY OF         _________________)


     On the ____ day of  December,  1998,  before  me  personally  came  Michael
Ferzacca to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.





                                                --------------------------------
                                                Notary Public